
                                                                                           Exhibit 99

Heller Equipment Asset Receivables Trust 1999-2
-----------------------------------------------------------------------------------------------------
Heller Financial, Inc.

Monthly Report - Collections and Distribution
14-Nov-01

Collection Period                                           October 2, 2001 to November 1, 2001
Determination Date                                         November 9, 2001
Distribution Date                                         November 14, 2001


Available Amounts
-----------------
          Scheduled Payments plus Payaheads, net of Excluded Amounts               6,215,954.50
          Prepayment Amounts                                                       1,884,208.92
          Recoveries                                                               2,333,064.42
          Investment Earnings on Collection Account and Reserve Fund                   8,885.45
          Late Charges                                                                 6,465.51
          Servicer Advances                                                                0.00

          Total Available Amounts                                                 10,448,578.80
          -----------------------                                                 -------------

Payments on Distribution Date
-----------------------------
  (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                   0.00

    (A)   Unreimbursed Servicer Advances to the Servicer                                   0.00

    (B)   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer             0.00

    (C)   Interest due to Class A-1 Notes                                                  0.00

    (D)   Interest due to Class A-2 Notes                                                  0.00

    (E)   Interest due to Class A-3 Notes                                            411,968.69

    (F)   Interest due to Class A-4 Notes                                            380,594.75

    (G)   Interest due to Class B Notes                                               16,564.72

    (H)   Interest due to Class C Notes                                               16,901.80

    (I)   Interest due to Class D Notes                                               28,545.26

    (J)   Interest due to Class E Notes                                               18,356.02

    (K)   Class A-1 Principal Payment Amount                                               0.00

    (L)   Class A-2 Principal Payment Amount                                               0.00

    (M)   Class A-3 Principal Payment Amount                                       9,624,941.89

    (N)   Class A-4 Principal Payment Amount                                               0.00

    (O)   Class B Principal Payment Amount                                                 0.00

    (P)   Class C Principal Payment Amount                                                 0.00

    (Q)   Class D Principal Payment Amount                                                 0.00

    (R)   Class E Principal Payment Amount                                                 0.00

    (S)   Additional Principal to Class A-1 Notes                                          0.00

    (T)   Additional Principal to Class A-2 Notes                                          0.00

    (U)   Additional Principal to Class A-3 Notes                                          0.00

    (V)   Additional Principal to Class A-4 Notes                                          0.00

    (W)   Additional Principal to Class B Notes                                            0.00

    (X)   Additional Principal to Class C Notes                                            0.00

    (Y)   Additional Principal to Class D Notes                                            0.00

    (Z)   Additional Principal to Class E Notes                                            0.00

    (AA)  Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                 0.00
    (AB)  Deposit to the Reserve Fund                                                (49,294.33)
    (AC)  Excess to Certificateholder                                                      0.00

          Total distributions to Noteholders and Certificateholders               10,448,578.80
          ---------------------------------------------------------               -------------


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
          Trustee fees due on Distribution Date                                               0.00

Unreimbursed Servicer Advances
------------------------------
          Unreimbursed Servicer Advances                                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
    (i)   Servicing Fee Percentage                                                            0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period          143,304,044.20
  (iii)   Servicing Fee  ( ( (i) / 12 ) x (ii) )                                              0.00

   (iv)   Servicing Fee accrued but not paid in prior periods                                 0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )                                0.00

          Servicing Fee carried forward                                                       0.00

          Monthly Servicing Fee distributed                                                   0.00

Class A-1 Interest Schedule
---------------------------
          Opening Class A-1 principal balance                                                  -
          Class A-1 Interest Rate                                                          6.12905%
          Number of days in Accrual Period                                                      30
          Current Class A-1 interest due                                                      0.00
          Class A-1 interest accrued but not paid in prior periods                            0.00
          Total Class A-1 interest due                                                        0.00
          Class A-1 interest carried forward                                                  0.00

          Class A-1 interest distribution                                                     0.00

Class A-2 Interest Schedule
---------------------------
          Opening Class A-2 principal balance                                                  -
          Class A-2 Interest Rate                                                          6.50000%
          Current Class A-2 interest due                                                      0.00
          Class A-2 interest accrued but not paid in prior periods                            0.00
          Total Class A-2 interest due                                                        0.00
          Class A-2 interest carried forward                                                  0.00

          Class A-2 interest distribution                                                     0.00

Class A-3 Interest Schedule
---------------------------
          Opening Class A-3 principal balance                                        74,340,215.47
          Class A-3 Interest Rate                                                          6.65000%
          Current Class A-3 interest due                                                411,968.69
          Class A-3 interest accrued but not paid in prior periods                            0.00
          Total Class A-3 interest due                                                  411,968.69
          Class A-3 interest carried forward                                                  0.00

          Class A-3 interest distribution                                               411,968.69

Class A-4 Interest Schedule
---------------------------
          Opening Class A-4 principal balance                                        67,262,695.00
          Class A-4 Interest Rate                                                          6.79000%
          Current Class A-4 interest due                                                380,594.75
          Class A-4 interest accrued but not paid in prior periods                             -
          Total Class A-4 interest due                                                  380,594.75
          Class A-4 interest carried forward                                                   -

          Class A-4 interest distribution                                               380,594.75

Class B Interest Schedule
-------------------------
          Opening Class B principal balance                                           2,889,195.95
          Class B Interest Rate                                                            6.88000%
          Current Class B interest due                                                   16,564.72
          Class B interest accrued but not paid in prior periods                               -
          Total Class B interest due                                                     16,564.72
          Class B interest carried forward                                                     -

          Class B interest distribution                                                  16,564.72


Class C Interest Schedule
-------------------------
          Opening Class C principal balance                                           2,889,195.95
          Class C Interest Rate                                                            7.02000%
          Current Class C interest due                                                   16,901.80
          Class C interest accrued but not paid in prior periods                               -
          Total Class C interest due                                                     16,901.80
          Class C interest carried forward                                                     -

          Class C interest distribution                                                  16,901.80

Class D Interest Schedule
-------------------------
          Opening Class D principal balance                                           4,622,713.40
          Class D Interest Rate                                                            7.41000%
          Current Class D interest due                                                   28,545.26
          Class D interest accrued but not paid in prior periods                              0.00
          Total Class D interest due                                                     28,545.26
          Class D interest carried forward                                                    0.00

          Class D interest distribution                                                  28,545.26

Class E Interest Schedule
-------------------------
          Opening Class E principal balance                                           2,311,356.38
          Class E Interest Rate                                                            9.53000%
          Current Class E interest due                                                   18,356.02
          Class E interest accrued but not paid in prior periods                              0.00
          Total Class E interest due                                                     18,356.02
          Class E interest carried forward                                                    0.00

          Class E interest distribution                                                  18,356.02

Class A-1 Principal Schedule
----------------------------

          Class A-1 Maturity Date                                                  January 6, 2001
    (i)   Opening Class A-1 principal balance                                                 0.00
   (ii)   Aggregate outstanding principal of Notes plus
            Overcollateralization Balance                                           154,315,372.15
  (iii)   ADCB as of last day of the Collection Period                              135,476,766.96
          Monthly Principal Amount ( (ii) - (iii) )                                  18,838,605.19
   (iv)   Class A-1 Principal Payment Amount                                                  0.00
          Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                      0.00
          Class A-1 Principal Payment Amount distribution                                     0.00
          Principal carryforward Class A-1                                                    0.00

          Class A-1 Principal Balance after current distribution                              0.00

Class A Principal Payment Amount
--------------------------------

    (i)   Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding
            Principal Amount                                                        141,602,910.47
   (ii)   Class A Target Investor Principal Amount (94.0% * ending ADCB)            127,348,160.94
          Class A Principal Payment Amount                                           14,254,749.53
          Funds available for distribution after Class A-1 distribution               9,624,941.89

Class A-2 Principal Schedule
----------------------------

          Opening Class A-2 principal balance                                                 0.00
          Class A-2 Principal Payment Amount                                                  0.00
          Class A-2 Principal Payment Amount distribution                                     0.00
          Principal carryforward Class A-2                                                    0.00

          Class A-2 principal balance after current distribution                              0.00


Class A-3 Principal Schedule
----------------------------
          Opening Class A-3 principal balance                                        74,340,215.47
          Class A-3 Principal Payment Amount                                         14,254,749.53
          Class A-3 Principal Payment Amount distribution                             9,624,941.89
          Principal carryforward Class A-3                                           (4,629,807.64)

          Class A-3 principal balance after current distribution                     64,715,273.58


Class A-4 Principal Schedule
----------------------------

          Opening Class A-4 principal balance                                        67,262,695.00
          Class A-4 Principal Payment Amount                                                  0.00
          Class A-4 Principal Payment Amount distribution                                     0.00
          Principal carryforward Class A-4                                                    0.00

          Class A-4 principal balance after current distribution                     67,262,695.00


Class B Principal Schedule
--------------------------

          Opening Class B principal balance                                           2,889,195.95
          Class B Target Investor Principal Amount (1.25% * ending ADCB)              1,693,459.59
          Class B Floor                                                               6,239,073.06
          Class B Principal Payment Amount due                                                0.00
          Class B Principal Payment Amount distribution                                       0.00
          Principal carryforward Class B                                                      0.00

          Class B principal balance after current distribution                        2,889,195.95


Class C Principal Schedule
--------------------------

          Opening Class C principal balance                                           2,889,195.95
          Class C Target Investor Principal Amount (1.25% * ending ADCB)              1,693,459.59
          Class C Floor                                                               2,889,195.95
          Class C Principal Payment Amount due                                                0.00
          Class C Principal Payment Amount distribution                                       0.00
          Principal carryforward Class C                                                      0.00

          Class C principal balance after current distribution                        2,889,195.95


Class D Principal Schedule
--------------------------

          Opening Class D principal balance                                           4,622,713.40
          Class D Target Investor Principal Amount (2.00% * ending ADCB)              2,709,535.34
          Class D Floor                                                               4,622,713.40
          Class D Principal Payment Amount due                                                0.00
          Class D Principal Payment Amount distribution                                       0.00
          Principal carryforward Class D                                                      0.00

          Class D principal balance after current distribution                        4,622,713.40

Class E Principal Schedule
--------------------------

          Opening Class E principal balance                                           2,311,356.38
          Class E Target Investor Principal Amount (1.00% * ending ADCB)              1,354,767.67
          Class E Floor                                                               2,311,356.38
          Class E Principal Payment Amount due                                                0.00
          Class E Principal Payment Amount distribution                                       0.00
          Principal carryforward Class E                                                      0.00

          Class E principal balance after current distribution                        2,311,356.38

Additional Principal Schedule
-----------------------------
          Floors applicable (Yes/No)                                                           Yes
          Monthly Principal Amount                                                   18,838,605.19
          Sum of Principal Payments payable on all classes                           14,254,749.53
          Additional Principal payable                                                4,583,855.66
          Additional Principal available, if payable                                          0.00

          Class A-1 Additional Principal allocation                                           0.00
          Class A-1 principal balance after current distribution                                 -

          Class A-2 Additional Principal allocation                                           0.00
          Class A-2 principal balance after current distribution                                 -

          Class A-3 Additional Principal allocation                                           0.00
          Class A-3 principal balance after current distribution                     64,715,273.58

          Class A-4 Additional Principal allocation                                           0.00
          Class A-4 principal balance after current distribution                     67,262,695.00

          Class B Additional Principal allocation                                             0.00
          Class B principal balance after current distribution                        2,889,195.95

          Class C Additional Principal allocation                                             0.00
          Class C principal balance after current distribution                        2,889,195.95

          Class D Additional Principal allocation                                             0.00
          Class D principal balance after current distribution                        4,622,713.40

          Class E Additional Principal allocation                                             0.00
          Class E principal balance after current distribution                        2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)   Servicing Fee Percentage                                                            0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period          143,304,044.20
  (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                     47,768.01

   (iv)   Servicing Fee accrued but not paid in prior periods                           564,196.08

          Total Servicing Fee due and accrued ( (iii) + (iv) )                          611,964.09

          Servicing Fee carried forward                                                 611,964.09


          Monthly Servicing Fee distributed                                                   0.00


Reserve Fund Schedule
---------------------

          Initial ADCB                                                              365,558,126.61
          10% of Initial ADCB                                                        36,555,812.66

          Outstanding Principal Amount of the Notes as of the preceding
            Distribution Date                                                       154,315,372.15

          ADCB as of the end of the Collection Period                               135,476,766.96
          Required Reserve Amount (beginning of the period aggregate
            note balances * 0.70%)                                                    1,080,207.61
          Prior month Reserve Fund balance                                            1,129,501.94
          Deposit to Reserve Fund - excess funds                                              0.00
          Interim Reserve Fund Balance                                                1,129,501.94
          Current period draw on Reserve Fund for Reserve Interest Payments                   0.00
          Current period draw on Reserve Fund for Reserve Principal Payments             49,294.33
          Excess to Certificateholder                                                         0.00
          Ending Reserve Fund balance                                                 1,080,207.61


          Reserve Fund balance as a percentage of aggregate note balances
            as of the first day of the Collection Period                                      0.80%
          Investment Earnings on Reserve Account                                          2,453.29


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                                                            -
          Initial Class A-1 principal balance                                        93,400,101.00

          Note factor                                                                  0.000000000


          Class A-2
          ---------
          Class A-2 principal balance                                                         0.00
          Initial Class A-2 principal balance                                        77,498,323.00

          Note factor                                                                  0.000000000

          Class A-3
          ---------
          Class A-3 principal balance                                                64,715,273.58
          Initial Class A-3 principal balance                                       105,463,520.00

          Note factor                                                                  0.613627097


          Class A-4
          ---------
          Class A-4 principal balance                                                67,262,695.00
          Initial Class A-4 principal balance                                        67,262,695.00

          Note factor                                                                  1.000000000


          Class B
          -------
          Class B principal balance                                                   2,889,195.95
          Initial Class B principal balance                                           4,569,477.00

          Note factor                                                                  0.632281539


          Class C
          -------
          Class C principal balance                                                   2,889,195.95
          Initial Class C principal balance                                           4,569,477.00

          Note factor                                                                  0.632281539


          Class D
          -------
          Class D principal balance                                                   4,622,713.40
          Initial Class D principal balance                                           7,311,163.00

          Note factor                                                                  0.632281540


          Class E
          -------
          Class E principal balance                                                   2,311,356.38
          Initial Class E principal balance                                           3,655,581.00

          Note factor                                                                  0.632281539


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------
    (i)   Outstanding Principal Amount of the Notes
            as of the preceding Distribution Date                                   154,315,372.15
   (ii)   Overcollateralization Balance as of the preceding Distribution Date                 0.00
  (iii)   Monthly Principal Amount                                                   18,838,605.19
   (iv)   Available Amounts remaining after the payment of interest                   9,575,647.56
    (v)   ADCB as of the end of the Collection Period                               135,476,766.96
          Cumulative Loss Amount                                                      9,262,957.63

Class B Floor Calculation
-------------------------

          Class B Floor percentage                                                            1.86%
          Initial ADCB                                                              365,558,126.61
          Cumulative Loss Amount for current period                                   9,262,957.63
          Sum of Outstanding Principal Amount of Class C Notes,
            Class D Notes, Class E Notes and Overcollateralization Balance            9,823,265.73
          Class B Floor                                                               6,239,073.06


Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                            1.47%
          Initial ADCB                                                              365,558,126.61
          Cumulative Loss Amount for current period                                   9,262,957.63
          Sum of Outstanding Principal Amount of Class D Notes,
            Class E Notes and Overcollateralization Balance                           6,934,069.78
          Class C Floor                                                               2,889,195.95


Class D Floor Calculation
-------------------------

          Class D Floor percentage                                                            1.09%
          Initial ADCB                                                              365,558,126.61
          Cumulative Loss Amount for current period                                   9,262,957.63
          Sum of Outstanding Principal Amount of Class E Notes
            and Overcollateralization Balance                                         2,311,356.38
          Class D Floor                                                               4,622,713.40

Class E Floor Calculation
-------------------------

          Class E Floor percentage                                                            4.65%
          Initial ADCB                                                              365,558,126.61
          Cumulative Loss Amount for current period                                   9,262,957.63
          Overcollateralization Balance                                                       0.00
          Class E Floor                                                               2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                Yes

An Event of Default has occurred (Yes/No)                                                       No

10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                              365,558,126.61

          Cumulative DCB of Substitute Contracts replacing
            materially modified contracts                                             2,337,681.79
          Percentage of Substitute Contracts replacing
            materially modified contracts                                                     0.01

          Percentage of Substitute Contracts replacing
            modified contracts exceeds 10% (Yes/No)                                             No

5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                            0
          The DCB of Skipped Payment modifications exceeds 5% of the
            initial ADCB (Yes/No)                                                               No
          Any Skipped Payments have been deferred later than
            January 1, 2006                                                                     No


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data



Pool Data
---------
ADCB as of the first day of the Collection Period                                   143,304,044.20
          Principal collections                                                      (5,306,486.57)
          Prepayment Amounts                                                         (1,873,102.98)
          Defaulted Contracts                                                          (608,005.66)
          Change in payaheads                                                           (39,682.03)
          Other items including Substitutions and Repurchases                                 0.00
ADCB as of the last day of the Collection Period                                    135,476,766.96

DCB as of the first day of the Collection Period of Contracts
  that became Defaulted Contracts                                                       608,005.66
Number of Contracts that became Defaulted Contracts during the period                            6
Defaulted Contracts as a percentage of ADCB (annualized)                                      5.39%

DCB of Contracts as of the last day of the Collection Period
  that became Prepaid Contracts                                                       1,819,021.78
Number of Prepaid Contracts as of the last day of the Collection Period                         10

DCB of Contracts as of the last day of the Collection Period
  that were added as Substitute Contracts                                                     0.00
Number of Substitute Contracts as of the last day of the Collection Period                       0

DCB of Contracts as of the last day of the Collection Period
  that became Warranty Contracts                                                              0.00
Number of Warranty Contracts as of the last day of the Collection Period                         0

Recoveries collected relating to Defaulted Contracts as of the last day
  of the Collection Period                                                            2,333,064.42

Cumulative Servicer Advances paid by the Servicer                                    19,040,993.84
Cumulative reimbursed Service Advances                                               19,040,993.84





Delinquencies and Losses                            Dollars                      Percent
------------------------                            -------                      -------
          Current                                120,082,510.58                   88.64%
          31-60 days past due                     11,039,293.41                    8.15%
          61-90 days past due                      2,933,742.02                    2.17%
          Over 90 days past due                    1,421,220.95                    1.05%
          Total                                  135,476,766.96                  100.00%

          31+ days past due                       15,394,256.38                   11.36%


    (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross
            losses to date)                                                          18,739,702.94
   (ii)   Cumulative Recoveries realized on Defaulted Contracts                       6,060,297.62
          Cumulative net losses to date  ( (i) - (ii) )                              12,679,405.32
          Cumulative net losses as a percentage of the initial ADCB                           3.47%